UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2024

AFRICAN AGRICULTURE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40722	98-1594494
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

445 Park Avenue, Ninth Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 745-1164

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AAGR	Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	AAGRW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on November 29, 2023, we entered into an agreement (the “CSED”) with Vellar Opportunities Fund Master, Ltd. (“Seller”) for a Cash-Settled Equity Derivative Transaction. (For reference the form of CSED is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 2023.)

Pursuant to the terms of the CSED, the Seller received shares of common stock of our subsidiary African Agriculture, Inc. (“AFRAG”) from a former holder of AFRAG common stock. Upon the occurrence of the Business Combination pursuant to which AFRAG became a wholly owned subsidiary, shares of common stock of AFRAG that were held by the Seller converted into 11,500,000 shares of our common stock in the aggregate. Subject to certain conditions contained in the CSED, the Seller was to provide up to $11,500,000 (the “Additional Funds”) in funds in the aggregate to us in five tranches: (i) the first tranche of $5,750,000 which was funded in accordance with the terms of the CSED, (ii) the second tranche of $1,437,500 which was to be funded 30 days after the first tranche, (iii) the third tranche of $1,437,500 which was to be funded 30 days after the second tranche, (iv) the fourth tranche of $1,437,500 which was to be funded 30 days after the third tranche, and (v) the fifth tranche of $1,437,500 which was to be funded 30 days after the fourth tranche.

On January 9, 2024 the Seller notified us that they were terminating the CSED in accordance with its terms and accordingly would not be advancing any Additional Funds. In accordance with the terms of the CSED, it is not expected that we will have any additional obligations to the Sellers nor do we expect to receive any additional payments or other compensation in the future from the Sellers, although it is possible that based on the performance of our stock price over the Valuation Period as defined in the CSED Seller may in fact be required to make a payment to us under the CSED.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, which involve substantial risks and uncertainties. You should not rely upon forward-looking statements as predictions of future events, the outcome of which are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including those more fully described in our most recent filings with the Securities and Exchange Commission. Forward-looking statements represent our beliefs and assumptions only as of the date such statements are made and we undertake no obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFRICAN AGRICULTURE HOLDINGS INC.

Dated: January 16, 2024	By:	/s/ Harry Green
		Name:	Harry Green
		Title:	Chief Financial Officer

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